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                             [ARTHUR ANDERSEN LOGO]


September 26, 1997                              -----------------------------
                                                Arthur Andersen LLP

                                                -----------------------------
                                                Suite 600
                                                20 Broadway
                                                Oklahoma City OK 73102-8286
                                                405 236 1491

Mr. Michael H. Sutton
Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549


Dear Mr. Sutton:

We have read Item 4 included in the attached Form 8-K/A dated September 26, 1997, of International Imaging, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP